Deposit contracts	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Deposit Contracts, Liabilities [Abstract]
Deposit contracts
Deposit contracts
Deposit liability contracts each contain a fixed interest crediting rate, which ranges from 2.5% to 3.0%. Certain deposit contracts also contain a variable interest crediting feature based on actual investment returns realized by the Company that can increase the overall effective interest crediting rate on those contracts to 6.1% to 6.5%. These variable interest crediting features are considered embedded derivatives. We include the estimated fair value of these embedded derivatives with the host deposit liability contracts. Changes in the estimated fair value of these embedded derivatives are recorded in other expenses in the condensed consolidated statements of income (loss).
The following table represents activity in the deposit liabilities for the nine months ended September 30, 2014 and the year ended December 31, 2013:

	September 30, 2014	December 31, 2013
	($ in thousands)
Balance, beginning of period	$120,946	$50,446
Consideration received	6,132	66,369
Consideration receivable	12,266	—
Net investment expense allocation and change in fair value of embedded derivatives	3,996	4,731
Payments	(350)	(600)
Balance, end of period	$142,990	$120,946

Deposit contracts
Effective October 1, 2012, Third Point Re entered into an aggregate excess of loss agreement for consideration of $50.0 million. Under the terms of the agreement, Third Point Re maintains a notional experience account, the value of which is the $50.0 million of consideration less claims paid plus a crediting rate multiplied by the annual starting balance of the notional experience account. The crediting rate varies from a minimum of 3% to a maximum of 6.1%, based on actual investment returns realized by the Company.
Effective May 1, 2013, Third Point Re entered into an aggregate excess of loss agreement for consideration of $25.0 million. Under the terms of the agreement, Third Point Re maintains a notional experience account, the value of which is the $25.0 million of consideration less claims paid plus a crediting rate multiplied by the annual starting balance of the notional experience account. The crediting rate varies from a minimum of 3% to a maximum of 6.5%, based on actual investment returns realized by the Company.
Effective June 30, 2013, Third Point Re entered into two loss portfolio contracts for consideration of $27.2 million. Under the terms of the agreements, Third Point Re maintains a notional experience account, the initial value of which is based on the consideration received less a margin. The value of the experience account is reduced by loss payments as they are made and increased by a quarterly interest credit of 0.625%.
Effective July 1, 2013, Third Point Re entered into a contract for consideration of $14.2 million. Under the terms of the agreement, Third Point Re maintains a notional experience account, the initial value of which is based on the consideration received less a margin. The value of the experience account is reduced by loss payments as they are made and increased by a quarterly interest credit of 0.625%.
The following table details the deposit liabilities as of December 31, 2013 and 2012:

	December 31, 2013	December 31, 2012
	($ in thousands)
Initial consideration received	$116,369	$50,000
Net investment expense accrued	5,177	446
Payments	(600)	—
	$120,946	$50,446